SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                                -----------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 1997

                               GENTIA SOFTWARE PLC
             (Exact name of Registrant as specified in its Charter)




                               GENTIA SOFTWARE PLC

                                  Tuition House
                                St George's Road
                                    Wimbledon
                                 London SW19 4EU
                                 United Kingdom
                    (Address of principal executive offices)

Item 5.  Other Events

         On September 10, 1997 Gentia Software underwent some management changes. Attached as Exhibit 99.1 is a press release outlining these changes.

                               GENTIA SOFTWARE PLC
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           GENTIA SOFTWARE PLC




                                                   /s/ Anthony Fox
                                                   ----------------------------
                                                   Anthony Fox
                                                   Chief Financial Officer.


Date: September 10, 1997






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